SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------


       Date of report (Date of earliest event reported): FEBRUARY 28, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       000-02324               11-1974412
(State of Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



 35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                       11803
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS


(b) On February 28, 2005, Eric Edelstein resigned as a director of Aeroflex Incorporated (the "Registrant") effective March 1,2005.













                                       2



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               AEROFLEX INCORPORATED

                                               By:   /s/Michael Gorin
                                                  --------------------
                                               Name:  Michael Gorin
                                               Title: Vice Chairman


Dated:  February 28,  2005



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